UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2021

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sect ion 12(b) of the Act :

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders of Alleghany Corporation (“Alleghany”) held on April 23, 2021: (i) two directors were elected to serve for three-year terms on the Board of Directors of Alleghany, (ii) an advisory, non-binding vote on Alleghany named executive officer compensation was approved, and (iii) the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2021 fiscal year was ratified. Set forth below are the voting results for these proposals:

	For	Against	Abstain	Broker Non- Votes
(i) Election of Directors
(a) Phillip M. Martineau	11,790,807	616,108	5,783	478,464
(b) Raymond L.M. Wong	11,891,642	516,414	4,642	478,464
(ii) Advisory Vote on Executive Compensation	12,072,261	328,873	11,564	478,464
(iii) Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal 2021	12,856,703	29,880	4,579	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: April 26, 2021	By:	/s/ Kerry J. Jacobs
Name: Kerry J. Jacobs
Title: Executive Vice President and Chief Financial Officer

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